                                                                      Exhibit 32

                   Certification Accompanying Periodic Report
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                              (18 U.S.C. ss. 1350)

The undersigned, Christian Haub, Executive Chairman and Chief Executive Officer
of The Great Atlantic & Pacific Tea Company, Inc. ("Company"), and Brenda M.
Galgano, Senior Vice President, Chief Financial Officer of our Company, each hereby certifies that (1) the Quarterly Report of our Company on Form 10-Q/A for
the period ended September 12, 2009 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the
information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of our Company.

Dated:  October 20, 2009               /s/ Christian Haub
                                       ------------------
                                       Christian Haub
                                       Executive Chairman and
                                       Chief Executive Officer

Dated:  October 20, 2009               /s/ Brenda M. Galgano
                                       ---------------------
                                       Brenda M. Galgano
                                       Senior Vice President,
                                       Chief Financial Officer